Exhibit 99.1

Space Technology
Transforming the World of E-Mobility:
Energy + Data
Michael Mo
CEO & Co-Founder
KULR Technology Group, Inc.
OTCQB: KUTG
The ThinkEquity Conference
The Mandarin Oriental Hotel, NY
Thursday May 2nd, 2019
KULR
Carbon Fiber Cooling

KULR Technology Corporation – The ThinkEquity Conference - The Mandarin Oriental Hotel, NY - May 2nd, 2019 30 Years of Space Thermal Management Experience Mercury Messenger Heat Sink (2002) LEO Flight PCM Heat Sink (2006) Mars Rover PCM Heat Sink (2020) X - 38 Battery Thermal Management (1999) NICER Heat Sink ISSI (2017)

KULR Technology Corporation – The ThinkEquity Conference - The Mandarin Oriental Hotel, NY - May 2nd, 2019 KULR: An E - Mobility Technology Solutions Platform Company ; KULR develops and acquires core E - Mobility technologies: Energy + Data ; Energy: Battery Management System (BMS) with Hardware and Software ; Data: Telematics for sharing mobility applications ; Energy + Data = Integrated Foundation of E - Mobility

KULR Technology Corporation – The ThinkEquity Conference - The Mandarin Oriental Hotel, NY - May 2nd, 2019 E - Mobility Will be $2T Market by 2040 ; EV will reach 8M by 2025 ; E - Mobility Market is projected to be $390B by 2020 ; Global Telematics market is projected to reach US$231.6B in 2025 according to Adroit Market Research. ; Key Drivers: Ride - sharing, Car - sharing, Computer Assisted Driving, Fleet Management ; Auto Insurance Providers looking for more data from drivers

Technology Building Blocks for the $2T E-Mobility Market

KULR

Space & Defense Energy Management



Battery Cell & Pack Design



Vehicle Telematics System



EV Battery Management System



Battery Material R&D



KULR Technology Corporation – The ThinkEquity Conference - The Mandarin Oriental Hotel, NY - May 2nd, 2019

KULR Carbon Fiber Cooling

KULR Technology Corporation – The ThinkEquity Conference - The Mandarin Oriental Hotel, NY - May 2nd, 2019 KULR Lithium - Ion Battery Energy Management Technology ; Exclusive battery safety technology in partnership with NASA ; Used for battery verification tests for Spacesuits, Orion Battery and X - 57 Electric Plane ; Solves Lithium - Ion Battery Fire and Explosion Problem for EV OEM ; Space Technology used on Mars Rover and ISSI for E - Mobility

KULR Technology Corporation – The ThinkEquity Conference - The Mandarin Oriental Hotel, NY - May 2nd, 2019 Lithium - Ion Battery is Dangerous

KULR Technology Corporation – The ThinkEquity Conference - The Mandarin Oriental Hotel, NY - May 2nd, 2019 Thermal Runaway Test for 18650 Cells in Series 4 5 0 trigger dummy 1 dummy 3 dummy 2 3 7 2 pl. 2 1 6 Cells constrained axially + _ Nail Penetration Test Nail Penetration with TRS https://youtu.be/E3nWBphWYG0 https://youtu.be/YTd40lZie9k

KULR Technology Corporation – The ThinkEquity Conference - The Mandarin Oriental Hotel, NY - May 2nd, 2019 TRS for 18650 Cells in Series Test Result trigger top, surface TC3 trigger base, interfacial TC 5 dummy 2 base, interfacial TC 2

KULR Technology Corporation – The ThinkEquity Conference - The Mandarin Oriental Hotel, NY - May 2nd, 2019 Space Technology for Battery Fast Charging Application

KULR Technology Corporation – The ThinkEquity Conference - The Mandarin Oriental Hotel, NY - May 2nd, 2019 TECHTOM Technology and Business Overview ; Intellectual Property Portfolio: 21 granted patents. 12 patents pending ; Technology Portfolio and Products ; Vehicle Telematics System ; Battery Management System ; EV Charging and Billing Systems Patents ; Tier - One Japanese and South - Asian Customers

KULR Technology Corporation – The ThinkEquity Conference - The Mandarin Oriental Hotel, NY - May 2nd, 2019 EV - Bus Conversion Project with BMS System • Safety management for EV batteries is done with balance controls between cells, and by monitoring the voltage and temperature of each cell. • Control of communication with the fast charger, battery charging control, and a battery SOC management unit are included. • BMS system deployed in the new Kurobe Dam Trolleybus vehicles which were covered in the Japanese news.

KULR Technology Corporation – The ThinkEquity Conference - The Mandarin Oriental Hotel, NY - May 2nd, 2019 Patented Telematics Technologies Cover Most Vehicle Models and Data Fields • Support over 1,600 vehicle models for additional data access • Up to 28 types of proprietary data in addition to the 10 types of basic OBD data • Designed for security • GPS + Acceleration + 3G Communications • Proven technology with over 20K units in operation

KULR Technology Corporation – The ThinkEquity Conference - The Mandarin Oriental Hotel, NY - May 2nd, 2019 SoftBank Electric Scooter Fleet Management

KULR Technology Corporation – The ThinkEquity Conference - The Mandarin Oriental Hotel, NY - May 2nd, 2019 SoftBank EV Fleet Telematics Management System

KULR Technology Corporation – The ThinkEquity Conference - The Mandarin Oriental Hotel, NY - May 2nd, 2019 SoftBank EV Fleet Telematics Management System

KULR Technology Corporation – The ThinkEquity Conference - The Mandarin Oriental Hotel, NY - May 2nd, 2019 SoftBank EV Fleet Telematics Management System

KULR Technology Corporation – The ThinkEquity Conference - The Mandarin Oriental Hotel, NY - May 2nd, 2019 SoftBank EV Fleet Telematics Management System

KULR Technology Corporation – The ThinkEquity Conference - The Mandarin Oriental Hotel, NY - May 2nd, 2019 SoftBank EV Fleet Telematics Management System

KULR Technology Corporation – The ThinkEquity Conference - The Mandarin Oriental Hotel, NY - May 2nd, 2019 KULR Technology Group (OTCQB: KUTG)Financials ; KULR FY2018 Financial Highlights ; Revenue: $1.27M ; Gross Profit: $937K (73%GM) ; Income: - $2.06M ; Shares: Outstanding 78.7M, Insiders 41.6M ; TECHTOM FY2018 Financial Highlights ; Revenue: $2.3M ; Gross Profit: $645K (28% GM) ; Net Income: - $200K

KULR Technology Corporation – The ThinkEquity Conference - The Mandarin Oriental Hotel, NY - May 2nd, 2019 KULR Management Team Michael Mo, Chief Executive Officer ; Family co - founded IC software simulation company, Epic Design Technology (acquired by Synopsis for $427M in 1997) ; Co - founded Sympeer Technology in 2005 (acquired by Amlogic in 2007) ; Managed OTT product line with majority market share of China's OTT - STB market ; Established business relationships with high profile tech leaders in the U.S. and China ; Earned a MS in Electrical Engineering from UC Santa Barbara. Dr. Timothy Knowles, Chief Technology Officer ; 30+ years of thermal management R&D experience having performed work on some of the most challenging aerospace and industrial applications ; Led team that built the X - 38 battery heat sink, Mercury Messenger PCM heat sink, NICER telescope PCM heat sink, and Mars Rover battery enclosure ; Conceived and developed KULR's proprietary Carbon Fiber Cooling solutions and was awarded hundreds of contracts from numerous customers including NASA, JPL, Raytheon, and Boeing. ; Earned a Ph.D. in Physics from UC San Diego

KULR Technology Corporation – The ThinkEquity Conference - The Mandarin Oriental Hotel, NY - May 2nd, 2019 KULR Management Team Simon Westbrook, Chief Financial Officer ; Founded and served as an officer of Aargo, Inc, a company specializing in financial consulting services to corporations in various tech related industries ; Served as CFO of Amber Network and Sage, Inc. (Nasdaq: SAGI) ; Held senior financial positions at Creative Technology (Nasdaq: CREAF) and Atari (AMEX: ATC) ; Multiple initial and secondary public offerings and public and private M&A transactions ; Masters of Economics from Trinity College, Cambridge University Michael Carpenter, VP of Engineering ; Former Director of PCM Heat Sink Group and Safety Officer for Energy Science Laboratories Inc ; Served as Quality Manager and Facility Security Officer in the Defense Industrial Security Program from 1988 to 1995 ; Earned a B.S. in Applied Mechanics from the UC San Diego

Technology Building Blocks for the $2T E-Mobility Market

KULR

Space & Defense Energy Management





Battery Cell & Pack Design





Vehicle Telematics System





EV Battery Management System





Battery Material R&D





KULR Technology Corporation – The ThinkEquity Conference - The Mandarin Oriental Hotel, NY - May 2nd, 2019

KULR
Carbon Fiber Cooling

KULR Technology Corporation – The ThinkEquity Conference - The Mandarin Oriental Hotel, NY - May 2nd, 2019 KULR: An E - Mobility Solutions Platform Company Serve World - Class Customers Next Generation E - Mobility Applications Core Technologies and IP

KULR Technology Corporation – The ThinkEquity Conference - The Mandarin Oriental Hotel, NY - May 2nd, 2019